NicVAX NicVAX Data Analysis at 9 Months Data Analysis at 9 Months EXHIBIT 99.2

Forward Looking Statements
Forward Looking Statements
Certain matters Nabi will discuss today consist of forward-looking statements made pursuant to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995 relating to, among other things, Nabi’s expectations concerning the company’s commercial and regulatory strategy and business and financial outlook. These forward-looking statements are not guarantees of future performance and are subject to a variety of risks and uncertainties that could cause actual results to differ materially from the results contemplated thereby. Any forward-looking statements made by Nabi should be considered in light of the risks and uncertainties contained in our filings with the Securities and Exchange Commission. Many of these factors are more fully discussed, as are other factors, in the company's Annual
Report on Form 10-K for the fiscal year ended December 31, 2006 and
Quarterly Reports on Form 10-Q with the Securities and Exchange
Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today. Nabi undertakes no obligation to update or revise the information provided herein, whether as the result of new information, future events or circumstances or otherwise.

NicVAX Phase 2b Trial Design
NicVAX Phase 2b Trial Design
Multi-center, randomized, double-blind, placebo
Multi-center, randomized, double-blind, placebo
controlled study in smokers who want to quit smoking
controlled study in smokers who want to quit smoking
2
2
Primary endpoint at 6-months: 8 weeks continuous abstinence in
Primary endpoint at 6-months: 8 weeks continuous abstinence in antibody-stratified population
antibody-stratified population
301 heavy smokers
301 heavy smokers
2
2
Average of 24 cigarettes per day; no smoker less than 15 per day
Average of 24 cigarettes per day; no smoker less than 15 per day
2 doses (400 µg and 200 µg) vs. placebo
2 doses (400 µg and 200 µg) vs. placebo
2 schedules for each dose:
2 schedules for each dose:
2
2
Schedule 1: 4 injections over 6 months
Schedule 1: 4 injections over 6 months
2
2
Schedule 2: 5 injections over 6 months
Schedule 2: 5 injections over 6 months
Point prevalence and continuous abstinence rates
Point prevalence and continuous abstinence rates
2
2
At 6, 9 and 12 months
At 6, 9 and 12 months

Key Findings to Date
Key Findings to Date
Primary endpoint achieved at 6 months per protocol
Primary endpoint achieved at 6 months per protocol
Most effective schedule and dose selected:
Most effective schedule and dose selected:
2
2
Schedule 2; 400 µg
Schedule 2; 400 µg
Point prevalence and continuous abstinence rates still
Point prevalence and continuous abstinence rates still
statistically significant at 9 months
statistically significant at 9 months
Antibody-mediated abstinence is threshold-dependent
Antibody-mediated abstinence is threshold-dependent
Probability curve of abstinence vs. antibody level
Probability curve of abstinence vs. antibody level
calculated
calculated
Safety continues: Attractive AE profile
Safety continues: Attractive AE profile
No compensatory smoking or increase in withdrawal
No compensatory smoking or increase in withdrawal
symptoms
symptoms

Primary Endpoint Achieved
Primary Endpoint Achieved
13%
13%
(13/100)
(13/100)
10%
10%
(n=14/140)
(n=14/140)
p=0.47
p=0.47
25%
25%
(n=15/61)
(n=15/61)
p=0.04
p=0.04
6-Month
6-Month
Primary Endpoint
Primary Endpoint
6%
6%
(6/100)
(6/100)
7%
7%
(n=10/140)
(n=10/140)
p=0.73
p=0.73
20%
20%
(n=12/61)
(n=12/61)
p=0.0076
p=0.0076
9-Month
9-Month
Continuous
Continuous
Abstinence
Abstinence
NicVAX
NicVAX
Low Antibody Low Antibody
Placebo
Placebo
NicVAX
NicVAX
High Antibody High Antibody
Intent to Treat Population; Analysis Per Protocol

Continuous Abstinence:
Continuous Abstinence:
Optimal Schedule
Optimal Schedule
Intent to Treat Population
Schedule 1 did not yield a significant increase in
Schedule 1 did not yield a significant increase in
continuous abstinence for either dose vs. placebo
continuous abstinence for either dose vs. placebo
14%
14%
(n=7/50)
(n=7/50)
p=0.027
p=0.027
NicVAX
NicVAX
200 µg
200 µg
4%
4%
(n=4/100)
(n=4/100)
Placebo
Placebo
18%
18%
(n=9/51)
(n=9/51)
p=0.0047
p=0.0047
NicVAX
NicVAX
400 µg
400 µg
9-Month
9-Month
Continuous Abstinence
Continuous Abstinence
Rates
Rates
Schedule 2
Schedule 2

Continuous Abstinence:
Continuous Abstinence:
All Doses and Schedules Analyzed by Effect Threshold
All Doses and Schedules Analyzed by Effect Threshold
Intent to Treat Population
6%
6%
(n=6/98)
(n=6/98)
p=0.97
p=0.97
NicVAX
NicVAX
Below
Below
effect threshold
effect threshold
6%
6%
(n=6/100)
(n=6/100)
Placebo
Placebo
16%
16%
(n=16/103)
(n=16/103)
p=0.029
p=0.029
NicVAX
NicVAX
Above
Above
effect threshold
effect threshold
9-Month
9-Month
Continuous
Continuous
Abstinence Rates
Abstinence Rates

Continuous Abstinence:
Continuous Abstinence:
Optimal Dose and Schedule Analyzed by Effect Threshold
Optimal Dose and Schedule Analyzed by Effect Threshold
Intent to Treat Population
9%
9%
(n=2/23)
(n=2/23)
p=0.31
p=0.31
NicVAX 400 µg
NicVAX 400 µg
Below effect threshold
Below effect threshold
4%
4%
(n=4/100)
(n=4/100)
Placebo
Placebo
25%
25%
(n=7/28)
(n=7/28)
p=0.0021
p=0.0021
NicVAX 400 µg
NicVAX 400 µg
Above
Above
effect threshold
effect threshold
9-Month
9-Month
Continuous
Continuous
Abstinence Rates
Abstinence Rates
Schedule 2
Schedule 2

Antibody-Dependent Abstinence
Antibody-Dependent Abstinence
Subjects’
Subjects’
antibody levels need to attain a threshold
antibody levels need to attain a threshold
Probability of abstinence vs. antibody levels calculated
Probability of abstinence vs. antibody levels calculated
2
2
Attaining the therapeutic effect window means that the subject
Attaining the therapeutic effect window means that the subject has a >50% likelihood of quitting
has a >50% likelihood of quitting
New data has enabled design of optimal regimen
New data has enabled design of optimal regimen
2
2
90% of subjects would be above the antibody effect threshold
90% of subjects would be above the antibody effect threshold
2
2
Designed to maintain effect window for the critical 7-8 weeks
Designed to maintain effect window for the critical 7-8 weeks driving abstinence
driving abstinence
2
2
Expect NicVAX could achieve smoking abstinence in 35-40%
Expect NicVAX could achieve smoking abstinence in 35-40%
of subjects
of subjects

NicVAX: Next Steps
NicVAX: Next Steps
Complete Phase 2b trial and 12-month data
Complete Phase 2b trial and 12-month data
analysis
analysis
2
2
Accepted for oral presentation at American Heart
Accepted for oral presentation at American Heart
Association Meeting Nov. 7, 2007
Association Meeting Nov. 7, 2007
Complete partnership discussions
Complete partnership discussions
Complete design of optimal protocol
Complete design of optimal protocol
Move towards End of Phase 2 meeting with FDA
Move towards End of Phase 2 meeting with FDA
and pivotal Phase 3 trials with partner
and pivotal Phase 3 trials with partner